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                                                           Exhibit 99.B(h)(6)(i)

[ING FUNDS LOGO]

April 11, 2005

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the
"Agreement"), we hereby notify you of our intention to retain you as Transfer
Agent and Dividend Disbursing Agent to render such services to ING GET U.S. Core
Portfolio - Series 10, ING GET U.S. Core Portfolio - Series 11 and ING GET U.S.
Core Portfolio - Series 12, three newly established series of ING Variable
Insurance Trust (the "Portfolios"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Portfolios to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

     The AMENDED AND RESTATED EXHIBIT A has also been updated to reflect name changes for ING Capital Guardian Large Cap Value Portfolio to ING Capital
Guardian U.S. Equities Portfolio, ING Hard Assets Portfolio to ING Global
Resources Portfolio, ING VP Worldwide Growth Portfolio to ING VP Global Equity
Dividend Portfolio, ING Goals4Life 2015 Portfolio to ING Solution 2015
Portfolio, ING Goals4Life 2025 Portfolio to ING Solution 2025 Portfolio, ING
Goals4Life 2035 Portfolio to ING Solution 2035 Portfolio, ING Goals4Life 2045
Portfolio to ING Solution 2045 Portfolio, and ING Goals4Life Income Portfolio to
ING Solution Income Portfolio and the removal of ING Money Market Fund and ING
Lexington Money Market Trust as these funds recently merged into ING Classic
Money Market Fund.

     Please signify your acceptance to act as Transfer Agent and Dividend
Disbursing Agent under the Agreement with respect to the Portfolios by signing below.

                                            Very sincerely,


                                            /s/ Michael J. Roland
                                            ---------------------
                                            Michael J. Roland
                                            Executive Vice President
                                            ING Variable Insurance Trust


ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       --------------------------------------------
Name:  Nick Horvath
       --------------------------------------------
Title: Director of Operations, Duly Authorized
       ---------------------------------------


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
7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000          ING Variable Insurance Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

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                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                              TYPE OF               STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION           ORGANIZATION        I.D. NO.
------------------                                         ------------           ------------        --------
ING CORPORATE LEADERS TRUST FUND                      Trust                     New York             13-6061925

ING EQUITY TRUST                                      Business Trust            Massachusetts            N/A
 ING Convertible Fund                                                                                33-0552461
 ING Disciplined LargeCap Fund                                                                       06-1533751
 ING Equity and Bond Fund                                                                            33-0552418
 ING Financial Services Fund                                                                         95-4020286
 ING LargeCap Growth Fund                                                                            33-0733557
 ING LargeCap Value Fund                                                                             20-0437128
 ING MidCap Opportunities Fund                                                                       06-1522344
 ING MidCap Value Choice Fund                                                                        20-2024800
 ING MidCap Value Fund                                                                               86-1048451
 ING Principal Protection Fund                                                                       86-1033467
 ING Principal Protection Fund II                                                                    86-1039030
 ING Principal Protection Fund III                                                                   86-1049217
 ING Principal Protection Fund IV                                                                    82-0540557
 ING Principal Protection Fund V                                                                     27-0019774
 ING Principal Protection Fund VI                                                                    48-1284684
 ING Principal Protection Fund VII                                                                   72-1553495
 ING Principal Protection Fund VIII                                                                  47-0919259
 ING Principal Protection Fund IX                                                                    20-0453800
 ING Principal Protection Fund X                                                                     20-0584080
 ING Principal Protection Fund XI                                                                    20-0639761
 ING Principal Protection Fund XII                                                                   20-1420367
 ING Principal Protection Fund XIII                                                                  20-1420401
 ING Principal Protection Fund XIV                                                                   20-1420432
 ING Real Estate Fund                                                                                43-1969240
 ING SmallCap Opportunities Fund                                                                     04-2886856
 ING SmallCap Value Choice Fund                                                                      20-2024826
 ING SmallCap Value Fund                                                                             86-1048453

ING FUNDS TRUST                                       Statutory Trust           Delaware                 N/A
 ING Classic Money Market Fund                                                                       23-2978935

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
                                                              TYPE OF               STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION           ORGANIZATION        I.D. NO.
------------------                                         ------------           ------------        --------
ING FUNDS TRUST (CONT.)
 ING GNMA Income Fund                                                                                22-2013958
 ING High Yield Bond Fund                                                                            23-2978938
 ING Intermediate Bond Fund                                                                          52-2125227
 ING National Tax-Exempt Bond Fund                                                                   23-2978941

ING INVESTMENT FUNDS, INC.                            Corporation               Maryland                 N/A
 ING MagnaCap Fund                                                                                   22-1891924

ING INVESTORS TRUST                                   Business Trust            Massachusetts            N/A
 ING AIM Mid Cap Growth Portfolio                                                                    13-3851354
 ING Alliance Mid Cap Growth Portfolio                                                               51-0380290
 ING American Funds Growth Portfolio                                                                 55-0839555
 ING American Funds Growth-Income Portfolio                                                          55-0839542
 ING American Funds International Portfolio                                                          55-0839952
 ING Capital Guardian Managed Global Portfolio                                                       51-0377646
 ING Capital Guardian Small/Mid Cap Portfolio                                                        13-3869101
 ING Capital Guardian U.S. Equities Portfolio                                                        23-3027332
 ING Eagle Asset Capital Appreciation Portfolio                                                      13-3793993
 ING Evergreen Health Sciences Portfolio                                                             20-0573913
 ING Evergreen Omega Portfolio                                                                       20-0573935
 ING FMR(SM) Diversified Mid Cap Portfolio                                                           25-6725709
 ING FMR(SM) Earnings Growth Portfolio                                                               20-1794099
 ING Global Resources Portfolio                                                                      95-6895627
 ING Goldman Sachs Tollkeeper(SM) Portfolio                                                          23-3074142
 ING International Portfolio                                                                         23-3074140
 ING Janus Contrarian Portfolio                                                                      23-3054937
 ING Jennison Equity Opportunities Portfolio                                                         13-6990661
 ING JPMorgan Emerging Markets Equity Portfolio                                                      52-2059121
 ING JPMorgan Small Cap Equity Portfolio                                                             02-0558352
 ING JPMorgan Value Opportunities Portfolio                                                          20-1794128
 ING Julius Baer Foreign Portfolio                                                                   02-0558388
 ING Legg Mason Value Portfolio                                                                      23-3054962
 ING LifeStyle Aggressive Growth Portfolio                                                           20-0573999
 ING LifeStyle Growth Portfolio                                                                      20-0573986
 ING LifeStyle Moderate Growth Portfolio                                                             20-0573968
 ING LifeStyle Moderate Portfolio                                                                    20-0573946
 ING Limited Maturity Bond Portfolio                                                                 95-6895624
 ING Liquid Assets Portfolio                                                                         95-6891032
 ING Marsico Growth Portfolio                                                                        51-0380299
 ING Marsico International Opportunities Portfolio                                                   20-1794156
 ING Mercury Focus Value Portfolio                                                                   02-0558367
 ING Mercury Large Cap Growth Portfolio                                                              02-0558346

                                                              TYPE OF               STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION           ORGANIZATION        I.D. NO.
------------------                                         ------------           ------------        --------
ING INVESTORS TRUST (CONT.)
 ING MFS Mid Cap Growth Portfolio                                                                    51-0380288
 ING MFS Total Return Portfolio                                                                      51-0380289
 ING MFS Utilities Portfolio                                                                         20-2455961
 ING Oppenheimer Main Street Portfolio(R)                                                            51-0380300
 ING PIMCO Core Bond Portfolio                                                                       51-0380301
 ING PIMCO High Yield Portfolio                                                                      02-0558398
 ING Pioneer Fund Portfolio                                                                          20-1487161
 ING Pioneer Mid Cap Value Portfolio                                                                 20-1487187
 ING Salomon Brothers All Cap Portfolio                                                              23-0326348
 ING Salomon Brothers Investors Portfolio                                                            23-3027331
 ING Stock Index Portfolio                                                                           55-0839540
 ING T. Rowe Price Capital Appreciation Portfolio                                                    95-6895626
 ING T. Rowe Price Equity Income Portfolio                                                           95-6895630
 ING UBS U.S. Allocation Portfolio                                                                   23-3054961
 ING Van Kampen Equity Growth Portfolio                                                              02-0558376
 ING Van Kampen Global Franchise Portfolio                                                           02-0558382
 ING Van Kampen Growth and Income Portfolio                                                          13-3729210
 ING Van Kampen Real Estate Portfolio                                                                95-6895628

ING MAYFLOWER TRUST                                   Business Trust            Massachusetts            N/A
 ING International Value Fund                                                                        06-1472910

ING MUTUAL FUNDS                                      Statutory Trust           Delaware                 N/A
 ING Emerging Countries Fund                                                                         33-0635177
 ING Foreign Fund                                                                                    72-1563685
 ING Global Equity Dividend Fund                                                                     55-0839557
 ING Global Real Estate Fund                                                                         86-1028620
 ING Global Value Choice Fund                                                                        33-0552475
 ING International Fund                                                                              22-3278095
 ING International Value Choice Fund                                                                 20-2024764
 ING International SmallCap Fund                                                                     33-0591838
 ING Precious Metals Fund                                                                            13-2855309
 ING Russia Fund                                                                                     22-3430284

ING PARTNERS, INC.                                    Corporation               Maryland                 N/A
 ING American Century Large Company Value Portfolio                                                  52-2354157
 ING American Century Select Portfolio                                                               52-2354143
 ING American Century Small Cap Value Portfolio                                                      45-0467862
 ING Baron Small Cap Growth Portfolio                                                                75-3023525
 ING Fidelity(R) VIP Contrafund(R) Portfolio                                                         20-1351800
 ING Fidelity(R) VIP Equity Income Portfolio                                                         20-1352142

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
                                                              TYPE OF               STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION           ORGANIZATION        I.D. NO.
------------------                                         ------------           ------------        --------
ING PARTNERS, INC. (CONT.)
 ING Fidelity(R) VIP Growth Portfolio                                                                20-1352125
 ING Fidelity(R) VIP Mid Cap Portfolio                                                               20-1352148
 ING Fundamental Research Portfolio                                                                  52-2354152
 ING Goldman Sachs(R) Capital Growth Portfolio                                                       52-2354149
 ING Goldman Sachs(R) Core Equity Portfolio                                                          51-0457737
 ING JPMorgan Fleming International Portfolio                                                        06-1496079
 ING JPMorgan Mid Cap Value Portfolio                                                                75-3023510
 ING MFS Capital Opportunities Portfolio                                                             06-1496058
 ING OpCap Balanced Value Portfolio                                                                  52-2354147
 ING Oppenheimer Global Portfolio                                                                    75-3023503
 ING Oppenheimer Strategic Income Portfolio                                                          20-1544721
 ING PIMCO Total Return Portfolio                                                                    75-3023517
 ING Salomon Brothers Aggressive Growth Portfolio                                                    06-1496052
 ING Salomon Brothers Fundamental Value Portfolio                                                    52-2354160
 ING Salomon Brothers Large Cap Growth Portfolio                                                     51-0457738
 ING Solution 2015 Portfolio                                                                         20-2456044
 ING Solution 2025 Portfolio                                                                         47-0951928
 ING Solution 2035 Portfolio                                                                         20-2456104
 ING Solution 2045 Portfolio                                                                         20-2456138
 ING Solution Income Portfolio                                                                       20-2456008
 ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                              52-2354156
 ING T. Rowe Price Growth Equity Portfolio                                                           06-1496081
 ING UBS U.S. Large Cap Equity Portfolio                                                             06-1496055
 ING Van Kampen Comstock Portfolio                                                                   75-3023521
 ING Van Kampen Equity and Income Portfolio                                                          52-2354153

ING PRIME RATE TRUST                                  Business Trust            Massachusetts        95-6874587

ING SENIOR INCOME FUND                                Statutory Trust           Delaware             86-1011668

ING VARIABLE INSURANCE TRUST                          Statutory Trust           Delaware                 N/A
 ING GET U.S. Core Portfolio - Series 1                                                              43-2007006
 ING GET U.S. Core Portfolio - Series 2                                                              41-2107140
 ING GET U.S. Core Portfolio - Series 3                                                              32-0090501
 ING GET U.S. Core Portfolio - Series 4                                                              32-0090502
 ING GET U.S. Core Portfolio - Series 5                                                              32-0090504
 ING GET U.S. Core Portfolio - Series 6                                                              32-0090505
 ING GET U.S. Core Portfolio - Series 7                                                              83-0403223
 ING GET U.S. Core Portfolio - Series 8                                                              20-1420513
 ING GET U.S. Core Portfolio - Series 9                                                              20-1420578

                                                              TYPE OF               STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION           ORGANIZATION        I.D. NO.
------------------                                         ------------           ------------        --------
ING VARIABLE INSURANCE TRUST (CONT.)
 ING GET U.S. Core Portfolio - Series 10                                                                 TBD
 ING GET U.S. Core Portfolio - Series 11                                                                 TBD
 ING GET U.S. Core Portfolio - Series 12                                                                 TBD
 ING GET U.S. Opportunity Portfolio - Series 1                                                       43-2007032
 ING GET U.S. Opportunity Portfolio - Series 2                                                           TBD
 ING VP Global Equity Dividend Portfolio                                                             25-6705433

ING VARIABLE PRODUCTS TRUST                           Business Trust            Massachusetts            N/A
 ING VP Convertible Portfolio                                                                        86-1028318
 ING VP Disciplined LargeCap Fund                                                                    06-6397003
 ING VP Financial Services Portfolio                                                                 86-1028316
 ING VP High Yield Bond Portfolio                                                                    06-6396995
 ING VP International Value Portfolio                                                                06-6453493
 ING VP LargeCap Growth Portfolio                                                                    86-1028309
 ING VP MagnaCap Portfolio                                                                           06-6493762
 ING VP MidCap Opportunities Portfolio                                                               06-6493760
 ING VP Real Estate Portfolio                                                                        20-0453833
 ING VP SmallCap Opportunities Portfolio                                                             06-6397002

ING VP EMERGING MARKETS FUND, INC.                    Corporation               Maryland             06-1287459

ING VP NATURAL RESOURCES TRUST                        Business Trust            Massachusetts        22-2932678

USLICO SERIES FUND                                    Business Trust            Massachusetts            N/A
 The Asset Allocation Portfolio                                                                      54-1499147
 The Bond Portfolio                                                                                  54-1499901
 The Money Market Portfolio                                                                          54-1499149
 The Stock Portfolio                                                                                 54-1499398


Last Approved: March 30, 2005

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